                                                                    Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                                    TO THE HOLDERS OF:
BANK OF                                  CORPORATE BOND-BACKED CERTIFICATES
   NEW                                   Series 1998-NSC-1
  YORK                                   Class A-1 Certificates
                                             CUSIP NUMBER: 219-87H-AN5

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending: MAY 16, 2005

INTEREST ACCOUNT
Balance as of November 15, 2004                                                                                       $0.00
      Schedule Income received on securities..................................                                  $987,500.00
      Unscheduled Income received on securities...............................                                        $0.00
      Interest Received on sale of securities.................................                                        $0.00
LESS:
      Distribution to Class A-1 Holders....................................... $555,878.00
      Distribution to Swap Counterparty.......................................       $0.00
      Trustee Fees............................................................  .$2,250.00
      Fees allocated for third party expenses.................................     $750.00
Balance as of May 16, 2005                                                        Subtotal                      $428,622.00


PRINCIPAL ACCOUNT
Balance as of November 15, 2004                                                                                       $0.00
      Scheduled Principal payment received on securities......................                                  $428,622.00
      Principal received on sale of securities................................                                        $0.00
LESS:
      Distribution to Class A-1 Holders....................................... $428,622.00
      Distribution to Swap Counterparty........................................      $0.00
Balance as of May 16, 2005                                                        Subtotal                      $428,622.00
                                                                                   Balance                            $0.00

                 UNDERLYING SECURITIES HELD AS OF: May 16, 2005
                             $25,000,000 7.90% NOTES
                                    ISSUED BY
                          NORFOLK SOUTHERN CORPORATION
                          CUSIP#: 655-844-AK4